SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                                                                                July 8, 2015

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2015, a subsidiary of the Company entered into an amended and restated Employment Contract, dated as of July 6, 2015, with Robert Boogaard, a Senior Vice President of the Company and the President of its Europe, Middle East and Africa floorcovering operations.  A copy of the Employment Contract is attached hereto as Exhibit 99.1.  The Employment Contract is for an indefinite term (until a specified retirement age), but may be terminated by the Company's subsidiary as of the end of any calendar month by giving Mr. Boogaard twelve months prior notice (or by paying Mr. Boogaard the compensation due under the Employment Contract with respect to such period of twelve months) and otherwise complying with governing Dutch law.  The Employment Contract provides that Mr. Boogaard will receive an annual salary of EUR 252,288 (reviewed annually for possible increase) and will have a bonus potential equal to 90% of annual salary (reviewed annually), plus a holiday allowance of 8% of annual salary.  The Employment Contract provides for certain benefits in the event of Mr. Boogaard's incapacity to work on account of illness or disability.  The Employment Contract also provides that Mr. Boogaard will receive certain perquisites and will participate in the various health and other employment benefit plans for which he is otherwise eligible in accordance with terms of the plans and policies in effect from time to time.  In addition, the Employment Contract contains provisions placing restrictions on the ability of Mr. Boogaard to compete with the Company for a period of two years following any termination of his employment for any reason.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is attached as an exhibit hereto.

Item 9.01                          Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired.

None.

(b)            Pro Forma Financial Information.

None.

(c)            Shell Company Transactions.

None.

(d)            Exhibits.

Exhibit No.	Description
99.1	Employment Contract of Robert Boogaard dated as of July 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ Raymond S. Willoch
Raymond S. Willoch
Senior Vice President
Date: July 10, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Contract of Robert Boogaard dated as of July 6, 2015.